SUMMARY PROSPECTUS

No-Load Shares FEBRUARY 28, 2014

TICKER SYMBOL

SATUIT CAPITAL U.S. SMID CAP FUND                                  SATDX

This Summary Prospectus relates to the offering of No-Load Class shares only. Other share classes are offered via a separate prospectus.

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.satuitcapital.com. You can also get this information at no cost by calling (866) 972- 8848 or by sending an email request to fundinfo@satuitcapital.com. The current prospectus and statement of additional information, dated February 28, 2014, are incorporated by reference into this summary prospectus.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (the “SEC”) or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

SATUIT CAPITAL U.S. SMID CAP FUND SUMMARY

INVESTMENT OBJECTIVE

The U.S. SMID Cap Fund’s investment objective is to provide investors with long-term capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the U.S. SMID Cap Fund.

Shareholder Fees

(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed within 360 days of purchase)	2.00%
Exchange Fee	None

Annual Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment.)

Management Fees	1.00%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses(1)	0.56%
Fee Waiver and/or Expense Reimbursements	(0.31)%
Total Annual Fund Operating Expenses	1.50%

(1) Pursuant to the expense limitation agreement, Satuit Funds Management, LLC (“SFM”) has agreed to waive or limit its fees and assume other expenses of the U.S. SMID Cap Fund (excluding interest, taxes, brokerage commissions and other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses), so that the U.S. SMID Cap Fund’s ratio of total annual operating expenses is limited to 1.50%. The expense limitation agreement is effective at least until October 31, 2014 and may be terminated only by the Board of Trustees by providing 90 days notice. SFM is entitled to reimbursement of fees waived or expenses assumed subject to the limitations that (i) the reimbursements is made for fees waived or expenses incurred not more than three years prior to the date of the reimbursement and (ii) the reimbursement may not be made if it would cause the U.S. SMID Cap Fund’s annual expense limitation to be exceeded.

Example:

This example is intended to help you compare the cost of investing in the U.S. SMID Cap Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the U.S. SMID Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the U.S. SMID Cap Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$153	$474	$818	$1,790

PORTFOLIO TURNOVER

The U.S. SMID Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the U.S. SMID Cap Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 101.42% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The U.S. SMID Cap Fund seeks to achieve its investment objective by investing at least 80% of its assets in a diversified portfolio of U.S. common stocks of SMID cap companies. The Fund's investment adviser considers a company to be a SMID cap company when its market capitalization, at the time of purchase, is within the range of market capitalizations of those companies comprising the Russell 2500 Index (R2500). As of the latest reconstitution of the R2500 on June 28th 2013, the capitalization range of companies comprising the Index is approximately $600 million to $10.0 billion. The Fund's investment adviser will select portfolio securities which the investment adviser believes exhibit reasonable valuations and favorable growth prospects.

The Fund's investment adviser utilizes proprietary quantitative analysis of both value and growth characteristics to rank U.S. SMID cap companies. Valuation and growth characteristics are equally weighted for purposes of ranking potential investment securities. Valuation analysis is used to determine the inherent value of the company and requires the analysis of financial information such as a company's price to book, price to sales, return on equity, and return on assets ratios. Growth analysis is used to determine a company's potential for long-term dividends and earnings growth as determined by market- oriented factors such as market share, the launch of new products or services, the strength of its management and market demand. From these analyses, the Fund's investment adviser ranks the companies that exhibit stable and growing valuation ratios and the most favorable dividends and earnings prospects and lists them on what it refers to as the Focus List. The Fund's investment adviser selects portfolio securities for investment by the U.S. SMID Cap Fund by subjecting the common stocks on the Focus List to a qualitative analysis of each company's valuation and growth characteristics in order to determine whether these characteristics are sustainable over the long term. Such analysis includes a more detailed review of each company's competitive position in its particular market sector, its business prospects and financial statements. The Fund's investment adviser also regularly conducts interviews with company management and Wall Street analysts who provide research about a company's common stock in the stock market.

Portfolio securities may be sold as a result of adverse changes in the stock markets generally, or to a specific issuer, that results in poor relative performance. Portfolio securities may also be sold if the Fund's investment adviser determines that the valuation and growth characteristics that formed the basis for purchasing a stock no longer meet the criteria for portfolio securities of the U.S. SMID Cap Fund.

PRINCIPAL RISKS

Investing in common stocks has inherent risks that could cause you to lose money. The principal risks of investing in the

U.S. SMID Cap Fund are listed below and could adversely affect the net asset value (the “NAV”), total return and value of the U.S. SMID Cap Fund and your investment.

Limited Operating History: The U.S. SMID Cap Fund commenced operations on April 1, 2013 and, therefore, has a limited history of operations. The U.S. SMID Cap Fund is designed for long-term investors and not as a trading vehicle.

Stock Market Risks: Stock mutual funds are subject to stock market risks and significant fluctuations in value. If the stock market declines in value, the U.S. SMID Cap Fund is likely to decline in value and you could lose money on your investment.

Stock Selection Risks: The portfolio securities selected by the Fund's investment adviser may decline in value or not increase in value when the stock market in general is rising and may fail to meet the U.S. SMID Cap Fund’s investment objective.

Risks of Investment In SMID Cap Companies: The U.S. SMID Cap Fund invests principally in SMID cap companies. Accordingly, the U.S. SMID Cap Fund may be subject to the additional risks associated with investment in companies with small capital structures.  These companies may (i) have relatively small revenues, (ii) have limited product lines or services,

(iii) lack depth of management, (iv) lack the ability to obtain funds necessary for growth, and (v) feature products or services for which a market does not yet exist and/or may never be established.  The increased risk involved with investing in SMID cap companies may cause the market prices of their securities to be more volatile than those of larger, more established companies. Further, these securities tend to trade at a lower volume than do those of larger, more established companies, which generally results in less liquidity.  If the U.S. SMID Cap Fund is heavily invested in these securities, the

NAV of the U.S. SMID Cap Fund will be more susceptible to sudden and significant losses if the value of these securities decline.

You could lose money on your investment in the U.S. SMID Cap Fund, or the U.S. SMID Cap Fund may not perform as well as other possible investments. The U.S. SMID Cap Fund does not constitute a balanced or complete investment program and the NAV of its shares will fluctuate based on the value of the securities held by the U.S. SMID Cap Fund.

Who should buy this Fund

The U.S. SMID Cap Fund is most appropriate for investors who understand the risks of investing in domestic smaller capitalization stock markets and who are willing to accept significant amounts of volatility and risk.

PAST PERFORMANCE

When the U.S. SMID Cap Fund has been in operation for a full calendar year, a bar chart and table will be included in this Section that provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.satuitcapital.com or by calling the Fund, toll free, at 1-866-972-8848.

MANAGEMENT

Investment Fund's investment adviser

Satuit Funds Management, LLC (“SFM”).

Portfolio Manager

Mr. Robert J. Sullivan, Chairman, President and Treasurer of the Trust and Chief Investment Officer of SFM and Mr. Edward Moore, CFA, Director of Equity Research serve as the U.S. SMID Cap Fund’s co-portfolio managers. They have served in this capacity since the Fund’s inception. Mr. Sullivan and Mr. Moore are members of SFM’s Investment Committee which also includes Mr. Robert Johnson, Senior Equity Analyst, Mr. Kevin Mirise, CFA, Senior Equity Analyst, Ms. Robin Murchison, Senior Equity Analyst and Mr. Jeffrey MacCune, Director of Equity Trading and Operations.

PURCHASE AND SALE OF FUND SHARES

You may purchase, redeem or exchange shares of the U.S. SMID Cap Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the U.S. SMID Cap Fund either through a financial advisor or directly from the U.S. SMID Cap Fund. The minimum initial investment in shares of the U.S. SMID Cap Fund is $1,000. Additional investments must be in amounts of $250 or more.

TAX INFORMATION

The U.S. SMID Cap Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the U.S. SMID Cap Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the U.S. SMID Cap Fund may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the

U.S. SMID Cap Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.